SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           FOAMEX INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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1)   Title of each class of securities to which transaction applies:

     N/A

2)   Aggregate number of securities to which transaction applies:

     N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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________________________________________________________________________________
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________________________________________________________________________________
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________________________________________________________________________________
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________________________________________________________________________________

                [LOGO OF FOAMEX INTERNATIONAL INC. APPEARS HERE]

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2001 Annual Meeting of Stockholders of Foamex International Inc. (the "Company"), which will be held on Friday, June 29, 2001, at 10:00 a.m., local time, at the Company's corporate headquarters, 1000 Columbia Avenue, Linwood, Pennsylvania. All holders of the Company's outstanding common stock as of May 24, 2001 are entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers will be present at the Annual Meeting to respond to any questions you may have.

Please sign, date and return the enclosed proxy card in the envelope provided as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you plan to attend the meeting, please mark the box on the proxy card.

                                             Very truly yours,



                                             /S/ MARSHALL S. COGAN
                                             ---------------------
                                             MARSHALL S. COGAN
                                             CHAIRMAN OF THE BOARD

MAY 31, 2001

                            FOAMEX INTERNATIONAL INC.
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 29, 2001
                                  -------------

     The Annual Meeting of Stockholders of Foamex International Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, on Friday, June 29, 2001, at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters, which are described more fully in the accompanying Proxy Statement:

     (a) To elect nine directors to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

     (b)  To   consider   and  act  upon  a  proposal   to  approve  the  Foamex
          International   Inc.  2001  Equity  Incentive  Plan  for  Non-Employee
          Directors;

     (c)  To   consider   and  act  upon  a  proposal   to  approve  the  Foamex
          International Inc. Key Employee Incentive Bonus Plan;

     (d) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001; and

     (e) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of common stock of record at the close of business on May 24, 2001 (the "Record Date") are entitled to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of the Company as of the Record Date will be available for inspection during business hours through June 28, 2001, at the Company's offices, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, and will also be available for inspection at the Annual Meeting.

     Stockholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. The prompt return of proxy cards will ensure a quorum. Any stockholder present at the Annual Meeting may revoke his or her proxy, and vote personally on all matters brought before the Annual Meeting.

                                             By Order of the Board of Directors,



                                             /s/ NORMA B. CARTER
                                             -----------------------------
                                             NORMA B. CARTER
                                             EXECUTIVE VICE PRESIDENT,
                                             GENERAL COUNSEL AND CORPORATE
                                             SECRETARY

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Foamex International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Friday, June 29, 2001, at 10:00 a.m., local time, at the Company's corporate headquarters, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be mailed to stockholders entitled to vote at the Annual Meeting commencing on or about June 1, 2001.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Foamex International Inc., Investor Relations, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, (610) 859-3000. To provide the Company sufficient time to arrange for reasonable assistance, please submit all requests by June 22, 2001.

Record Date and Voting of Shares

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Annual Meeting files written notice of revocation of the proxy with the Secretary of the Company at any time prior to the voting of the proxy.

     Except for the election of directors to the Board of Directors, all proposals described in this Proxy Statement require the approval of a majority of the shares of Common Stock entitled to vote, either in person or by proxy. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote, either in person or by proxy. Broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR the proposals submitted for approval. The proxy card provides space for a stockholder to withhold voting for any or all nominees to the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

     The Board of Directors has fixed the close of business on May 24, 2001 as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 23,559,994 shares of common stock, par value $0.01 per share (the "Common Stock"), excluding treasury shares.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum. The holders of Common Stock are entitled to one vote for each share held on the Record Date.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors held seven meetings during the year ended December 31, 2000 and acted by written consent twice. No director attended less than 75% of the Board and committee meetings scheduled during 2000.

Committees of the Board of Directors

     The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Plan Committee. The Company does not have a standing Nominating Committee, but currently the Company does have a Special Nominating Committee. The principal responsibilities of each committee are described in the following paragraphs.

     Executive Committee. The Executive Committee held five meetings in 2000. It is currently comprised of Marshall S. Cogan, who serves as its Chairman, John Televantos and John V. Tunney. The Executive Committee's primary function is to assist the Board of Directors by acting upon matters when the Board is not in session. The Executive Committee has the full power and authority of the Board, except to the extent limited by law or the Company's Restated Certificate of Incorporation or By-laws.

     Audit Committee. The Audit Committee held four meetings in 2000. It is comprised of Raymond E. Mabus, who serves as its Chairman, Robert J. Hay and Etienne Davignon, all of whom are non-employee directors. John V. Tunney also participates as a non-voting member of the Audit Committee and is not considered independent for purposes of participating on the Audit Committee. See "Certain Relationships and Related Transactions - Consulting Services - Mr. Tunney." The Audit Committee is responsible for overseeing the Company's financial reporting process. The Audit Committee consults with management and the Company's independent accountants during the year on matters related to the annual audit, internal controls, the published financial statements, and the accounting principles and auditing procedures being applied. The Audit Committee also recommends a firm of certified independent accountants to serve as the Company's independent accountants, authorizes all audit fees and other professional services rendered by the independent accountants and periodically reviews the independence of the accountants. See Appendix A and Appendix B. The Audit Committee Charter is included in Appendix C.

     Compensation Committee. The Compensation Committee held three meetings in 2000. It is comprised of John V. Tunney, who serves as its Chairman, Robert J. Hay and Stuart J. Hershon, all of whom are non-employee directors. The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to the executive officers of the Company.

     Stock Option Plan Committee. The Stock Option Plan Committee held two meetings in 2000. It is currently comprised of Robert J. Hay, who serves as its Chairman, and Stuart J. Hershon, both of whom are non-employee directors. The Stock Option Plan Committee administers and makes awards under the Foamex
International Inc. 1993 Stock Option Plan, as amended (the "1993 Stock Option Plan").

     Special Nominating Committee. The Special Nominating Committee is comprised of Robert J. Hay, who serves as its Chairman, Stuart J. Hershon, Virginia A. Kamsky and John V. Tunney. The Special Nominating Committee makes recommendations to the Board of Directors concerning nominees for election as directors. The composition of the Special Nominating Committee was, and the criteria for the "independence" of the nominees are, the subject of negotiations regarding the settlement of certain shareholder litigation described in the Company's Annual Report on Form 10-K for 2000.

Compensation of Directors

     In 1993, the Company instituted the Foamex International Inc. Non-Employee Director Compensation Plan (the "Non-Employee Plan"), to provide compensation to its non-employee directors. Pursuant to the Non-Employee Plan, each non-employee director receives an annual retainer of $50,000, split equally between cash and Common Stock, and a $1,000 fee for each meeting attended in person of the Board of Directors and any committee meeting attended in person by such non-employee director. In addition, non-employee directors who serve as a Chairperson of a Committee receive additional annual compensation in the value of $10,000 to be split equally between Common Stock and cash. Non-employee directors are also eligible for annual grants of options to purchase Common Stock of the Company, under the "Directors Plan" described below. Accordingly, on December 18, 2000, Mr. Davignon, Mr. Hay, Dr. Hershon, Ms. Kamsky, Mr. Mabus and Mr. Tunney were each granted 10,000 options to purchase shares of the Company's Common Stock. On April 24, 2001, Mr. Sharpe was granted 6,876 options, which represented a pro rata allocation for 2001, to purchase shares of the Company's Common Stock. Both the December 18, 2000 and April 24, 2001 grants were pursuant to the Foamex International Inc. 2001 Equity Incentive Plan for Non-Employee Directors (the "Directors Plan"), subject to stockholder approval of the Directors Plan. The equity component of the directors' compensation will be satisfied under the Directors Plan. (For a description of material terms of the Directors Plan see "Approval of Foamex International Inc. 2001 Equity Incentive Plan for Non-Employee Directors" below.) The options vest at a rate of 20% per year over a five-year period, and expire in ten years. These option grants include an exercise price equal to the fair market value of a share of Common Stock on the grant date.

     Currently, there are seven non-employee directors of the Company and two employee directors. Mr. Tunney is the Chairman of the Board of Foamex Asia, Inc. ("Foamex Asia") and Chairman of the Board of Foamex Mexico, Inc., but is not an employee of the Company. During 2000, Mr. Tunney received a fee of $10,000 per month and was awarded 25,000 options to purchase Common Stock of the Company in consideration for consulting services, which are separate from his directorship role. The options vest at a rate of 20% per year over a five-year period, and expire in ten years. The option grant included an exercise price equal to the fair market value of a share of Common Stock on the grant date. Beginning in 2001, Mr. Tunney will receive an additional $10,000 per month for expenses incurred in connection with his consulting services. In addition, the Company maintains an apartment that is used by Mr. Tunney while on Company business. Rent expense incurred by the Company in 2000 was $0.2 million. Mr. Tunney has a 5% interest in the value of the Company's equity interest in the joint venture in Asia. All directors are entitled to reimbursement for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof. Directors who are also employees of the Company or its subsidiaries receive no compensation for serving as Directors or as members of Board committees.

                              ELECTION OF DIRECTORS

     Nine directors have been nominated by the Board of Directors for election and to serve in such capacity for a term of one year until the 2002 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Except for Virginia A. Kamsky, Raymond E. Mabus and Steven B. Sharpe who have been elected as directors of the Company by the Board of Directors, all directors were elected at the 2000 Annual Meeting of Stockholders.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the proxies solicited by the Board of Directors to vote FOR the nine nominees whose biographies are set forth below. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted, at the discretion of the holders thereof, for other nominees supported by the Board of Directors in lieu of those unable to serve.

Name and Principal Occupation Age and Biographical Information
MARSHALL S. COGAN             Marshall  S.  Cogan, 64, has  been the Chairman of
   Chairman of the Board      the  Board  of the Company  since March 1999.  Mr.
                              Cogan  served as  Chairman  of the Board and Chief
                              Executive   Officer  of  the   Company   from  its
                              inception in September 1993 to May 1997 and served as Vice Chairman of the Board of the Company from May 1997 until March 1999. Mr. Cogan served as
                              Vice Chairman of the  respective  boards of Foamex
                              L.P. and FMXI,  Inc.  ("FMXI") from May 1997 until
                              March  1999,  and has been a  director  of  Foamex
                              Carpet Cushion, Inc. ("Foamex 1998. Mr. Cogan served as the Chairman ofy the Board and Chief
                              Executive  Officer  of Foamex  L.P.  and FMXI from
                              January  1994 to May 1997.  Each of  Foamex  L.P.,
                              FMXI and Foamex Carpet, directly or indirectly, is a wholly owned subsidiary of the Company. Mr.
                              Cogan has been the principal stockholder, Chairman or Co-Chairman of the Board and Chief Executive
                              Officer  or  Co-Chief  Executive  Officer of Trace
                              International Holdings, Inc. ("Trace") since 1974.
                              Mr.  Cogan  has  been a  director  of  Trace  Foam
                              Company, Inc.

                              ("Trace Foam") since January 1992 and a director of Trace Foam Sub, Inc. ("Trace Foam Sub") since March 1995. Trace Foam and 1999, Trace andre wholly owned subsidiaries of Trace. On July 21, Trace Foam Sub filed petitions under Chapter 11 for relief under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Subsequently, on January 24, 2000, an order was signed converting the Trace bankruptcy from Chapter 11 to Chapter 7 of the Bankruptcy Code. The Company has filed certain proofs of claim in the Trace bankruptcy proceeding. A trustee was appointed to oversee the liquidation of Trace's assets. Mr. Cogan served as Chairman and Chief Executive Officer of United Auto Group, Inc. ("UAG") from April 1997 to May 1999 and remains a director of UAG. Mr. Cogan has also served as Chairman and Director of other companies formerly owned by Trace, including Color Tile, Inc., Knoll International Inc. and Sheller-Globe Corporation. Prior to forming Trace, Mr. Cogan was a senior partner at Cogan, Berlind, Weill & Levitt and subsequently CBWL-Hayden Stone, Inc. Additionally, Mr. Cogan serves on the Board of Directors of The Kroll-O'Gara Company, the American Friends of the Israel Museum and on the Board of Trustees of The Museum of Modern Art, the Boston Latin School and New York University Medical Center. Mr. Cogan also serves on several committees of Harvard University.

ETIENNE DAVIGNON              Etienne  Davignon,  68, has been a director of the
  Vice-Chairman of            Company since December 1993. Mr. Davignon has been
  Societe Generale de         the Vice-Chairman of Societe Generale de Belgique,
  Belgique                    a  holding  company,   since  February  2001.  Mr.
                              Davignon  has been a  director  of its  subsidiary
                              Recticel    s.a.    ("Recticel"),    a    European
                              multinational producer of polyurethane foam, since
                              April  1989.  Mr.  Davignon  was the  Chairman  of
                              Societe  Generale de  Belgique  from April 1989 to
                              February 2001.  Mr.  Davignon was a Vice President
                              of the  EEC  Commission  in  charge  of  industry,
                              research  and energy from 1977 through  1984.  Mr.
                              Davignon   was   the   first   President   of  the
                              International  Energy Agency.  He currently serves
                              as a director of, among other  companies,  FORTIS,
                              Gilead   Sciences,   Suez,  and  Solvay  s.a.  Mr.
                              Davignon is the  Chairman of the  Association  for
                              the Monetary Union of Europe, the Paul-Henri Spaak
                              Foundation    and   the   Royal    Institute   for
                              International Relations.

ROBERT J. HAY                 Robert J. Hay, 75, has been the Chairman  Emeritus
  Chairman Emeritus           and a director of the Company  since its inception
                              in September 1993. Mr. Hay serves as a director of
                              Foamex Asia, Inc. ("Foamex Asia"), a subsidiary of
                              the Company.  Mr. Hay served as Chairman and Chief
                              Executive Officer of Foamex L.P. from January 1993
                              until  January  1994.  Mr.  Hay was  President  of
                              Foamex L.P. and its predecessor  from 1972 through
                              1992.  Mr.  Hay  began  his  career  in  1948 as a
                              chemist  with  The   Firestone   Tire  and  Rubber
                              Company, a predecessor of Foamex L.P.

STUART J. HERSHON             Stuart J. Hershon,  63, has been a director of the
  Orthopedic Surgeon          Company since  December  1993.  Dr.  Hershon was a
                              member of the  Board of  Directors  of Trace  from
                              April 1986 until May 1994.  Dr. Hershon is a board
                              certified,  practicing orthopedic surgeon at North
                              Shore   University   Hospital   and  at   Columbia
                              Presbyterian Medical Center in New York, where he is an assistant clinical professor of orthopedic surgery. Dr. Hershon has practiced medicine at North Shore University Hospital since 1970 and at
                              Columbia  Presbyterian  Medical Center since 1989.
                              Dr. Hershon has served as orthopedic consultant and team physician for certain New York area professional sports teams.

VIRGINIA A. KAMSKY            Virginia A. Kamsky, 47, has been a director of the
  Chief Executive Officer     Company since  December  2000.  Ms. Kamsky founded
  and Chairman of the         Kamsky  Associates,  Inc.,  a New York and Beijing
  Board of Kamsky             based consulting firm. She has served as the chief
  Associates, Inc.            executive  officer  and  chairman  of the board of
                              Kamsky  Associates,  Inc.  since 1980.  Ms. Kamsky
                              began her career at Chase Bank where she served as
                              a credit and  lending  officer in Tokyo,  New York
                              and Beijing. Ms. Kamsky is a member of the Council
                              on Foreign  Relations and is a director and member
                              of  the   executive   committee  of  the  National
                              Committee on U.S.-China Relations. She also is a member of the Advisory Committee for AmeriCares, and a founding governor of the American Chamber of Commerce in Beijing. She serves as a member of the University of Richmond Board of Trustees and has served on the Board of Trustees of Princeton
                              University,  including  its  Executive and Finance
                              Committees.

RAYMOND E. MABUS              Raymond E.  Mabus,  52, has been a director of the
  President of Global         Company since  September 2000. Mr. Mabus served as
  Resources Division of       U.S.  ambassador  to the  Kingdom of Saudi  Arabia
  Frontline Group, Ltd., and  from  1994  to  1996.  In  1987,  he  was  elected
  of counsel Baker,           governor  of  Mississippi  and served from 1988 to
  Donelson, Bearman &         1992.  After  leaving  public  service in 1996, he
  Caldwell.                   joined  the  board  of  directors  of an  employee
                              training service called International Management &
                              Development  Group,  Ltd.,  now  operating  as the
                              Global Resources Division of Frontline Group, Ltd.
                              Mr.  Mabus  has  been  the   President  of  Global
                              Resources Division since 1998. He is also active in the family timber business and is of counsel to the national law firm of Baker, Donelson, Bearman
                              &  Caldwell.  Mr.  Mabus  serves  on the  Board of
                              Directors  of  The  Kroll-O'Gara  Company,  Friede
                              Goldman Halter, Inc., and serves on a number of civic boards.

STEVEN B. SHARPE              Steven B.  Sharpe,  47, was  elected a director of
  Executive Vice President,   the Company on April,  24,  2001.  Mr.  Sharpe has
  The Kroll-O'Gara            been   the   Executive   Vice-President   of   The
  Company                     Kroll-O'Gara  Company,  a provider of products and
                              services  for  security  needs,  since  1998.  Mr.
                              Sharpe  is  also  Managing  Director  of  the  EBS
                              Corporation, a private strategic and management consulting company. From 1986 to 1998, Mr. Sharpe was a senior partner of the law firm Davies, Ward
                              & Beck, located in Toronto,  Ontario,  Canada. Mr.
                              Sharpe currently serves as a member of the Board of Directors of Security Technologies Group, Inc., and Altamira Investment Services Limited.

JOHN TELEVANTOS               John  Televantos,  48, has been a director  of the
  President and Chief         Company since April 2000. Mr.  President and Chief
  Executive Officer of the    Televantos  has  served  as  President  and  Chief
  Company                     Executive  Officer of the Company since  Executive
                              Officer  of the  January  30,  2001.  Prior to his
                              current  position,  he  was  the  Chief  Operating
                              Officer  Company and  President  of the  Company's
                              Foam  Business  Group  from  April 2000 to January
                              2001.  Mr.   Televantos   joined  the  Company  as
                              President of the Company's  Foam Business Group in
                              June  1999.  Prior to  joining  the  Company,  Mr.
                              Televantos   was   Vice   President,   Development
                              Business for Lyondell Chemical  Company,  which he
                              joined in 1998 following the company's acquisition
                              of ARCO Chemical Company.  In his nine-year career
                              with ARCO Chemical  Company,  Mr.  Televantos  was
                              Director of  Urethane  Development  and,  prior to
                              that,   Director   of   Strategic   Planning   and
                              Commercial  Development.  Mr. Televantos began his
                              career  with Union  Carbide  Corporation  in 1977,
                              serving   in  a   number   of   urethane   product
                              development and research positions.

JOHN V. TUNNEY                John V.  Tunney,  66, has been a  director  of the
  Chairman of the Board of Company since May 1994. Mr. Tunney has served as Cloverleaf Group, Inc. Chairman of the Board of Foamex Asia since March
                              1997 and also serves as the  Chairman of the Board
                              of  Foamex  Mexico,   Inc.  Mr.  Tunney  has  been
                              Chairman of the Board of Cloverleaf  Group,  Inc.,
                              an  investment  company,  since 1981, a partner of
                              Sun Valley Ventures, a venture capital firm, since
                              1995, and President of JVT  Consulting  Inc. since
                              1997.  Mr.  Tunney has served as Vice  Chairman of
                              the Board of the Corporate  Fund for Housing since
                              1988. Mr. Tunney served as a U.S. Senator from the
                              State of California from 1971 until 1977. Prior to
                              his U.S.  Senate  term,  Mr.  Tunney  served  as a
                              member  of  Congress  from  the 38th  district  of
                              California   from  1965  until  1971.  Mr.  Tunney
                              currently serves as a member of the Board of Directors of Swiss Army Brands, Inc.

Vote Required

     The election of directors of the Company requires the affirmative vote of a plurality of the shares of Common Stock, either in person or represented at the Annual Meeting.

     The Board of Directors recommends a vote "FOR" election of each of the nominees listed above.

                 OWNERSHIP OF COMMON STOCK OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of May 1, 2001, regarding the beneficial ownership of Common Stock by (i) each stockholder who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has (i) sole voting and investment power with respect to such stockholder's shares of stock, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to such stockholder's shares of stock.

Name and Address of Beneficial Owners                                  Beneficial Ownership (1) (2)
-------------------------------------                    ------------------------------------------------
                                                         Number of Share           % of Class Outstanding
The Bank of Nova Scotia (3)                                 5,750,426                        24.4
44 King Street West
Scotia Plaza, 8th Floor M5H 1H1
Toronto, Ontario, Canada

Rus, Inc. (5)                                               2,684,903                        11.4
Avenue des Pleiades 15
B -1200
Brussels, Belgium

Genfina S.A. (6)                                            1,592,671                         6.8
Rue Royale 30
1000
Brussels, Belgium

Stephens Inc. (7)                                           1,277,100                         5.4
111 Center Street
Little Rock, Arkansas 72201

Apollo Advisors, L.P. (4)                                   1,267,536                         5.4
2 Manhattanville Road
Purchase, New York 10577

Marshall S. Cogan (8)                                         853,667                         3.6

Etienne Davignon                                               20,836                           *

Robert J. Hay                                                   4,944                           *

Stuart J. Hershon (9)                                          13,646                           *

Virginia A. Kamsky                                                  -                           *

Raymond E. Mabus                                                    -                           *

Steven B. Sharpe                                                    -                           *

John V. Tunney (10)                                             9,000                           *

John Televantos (8)                                            52,833                           *

Pratt W. Wallace, Jr. (8)                                      15,000                           *


                                       6


Darrell Nance (8)                                              18,859                           *

All executive officers and directors as a group             1,046,271                         4.3
(17 persons) (3)(8)(9)(10)
------------------

* Less than 1%.

     (1) Each named person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person, except as noted.

     (2) The above table includes shares of the Company's Common Stock held by officers and directors under the Company's 401(k) plan.

     (3) The Bank of Nova Scotia also owns 15,000 shares of Series B Preferred Stock of the Company, which represents 100% of the outstanding shares. Series B Preferred Stock is non-voting, non-redeemable and each share is convertible into 100 shares of the Company's Common Stock. The conversion feature is only available if the conversion would not trigger a "change of control" event, as defined in certain of the Company's debt instruments.

     (4) Apollo Advisors, L.P. possesses the sole power to vote and dispose of 1,267,536 of the indicated shares in its capacity as managing general partner of AIF II, L.P., for whose account the shares are held. All information relating to the beneficial ownership of Common Stock by Apollo Advisors, L.P. was taken from a Schedule 13D/A filed with the Securities Exchange Commission on April 13, 2001.

     (5) Rus, Inc. is a subsidiary of Recticel, a European polyurethane foam manufacturer and whose subsidiary was a former partner of Foamex L.P.

     (6) Genfina S.A. is a subsidiary of Societe Generale de Belgique, a Belgian holding company.

     (7) Stephens Inc. is a registered broker-dealer, and the number of indicated shares represents 1,199,700 shares of Common Stock owned by Stephens Inc. for its own account and 77,400 shares of Common Stock held in discretionary or advisory accounts for clients. Stephens Inc. has shared power of disposition, but no voting power and no economic interest, with respect to shares of Common Stock held in client advisory accounts. Stephen Group, Inc. is a parent of Stephens Inc. and has shared power of voting and of disposition with respect to shares of Common Stock owned by Stephens Inc. for its own account. In addition to the number of shares of Common Stock reported in the table, principals of Stephens Inc. and Stephens Group, Inc. own 172,700 shares of Common Stock, over which Stephens Inc. and Stephens Group, Inc. have no voting power or dispositive power. All information relating to the beneficial ownership of Common Stock by Stephens Inc. was taken from a Schedule 13G filed with the Securities Exchange Commission on February 14, 2001.

     (8) Includes shares of Common Stock issuable upon exercise of options granted under the Company's 1993 Stock Option Plan, which have vested or will vest within sixty days. In the above table, (i) 431,667 of such shares have been included for Mr. Cogan, (ii) 40,000 shares of such shares have been included for Mr. Televantos, (iii) 10,000 of such shares have been included for Mr. Wallace, (iv) 10,000 of such shares have been included for Mr. Nance and (v) 511,767 of such shares have been included for all executive officers and directors as a group.

     (9) Includes 12,571 shares of Common Stock held in the name of Dr. Hershon's wife and 1,075 shares of Common Stock held in a trust of which Dr. Hershon is the sole trustee.

     (10) Includes 9,000 shares of Common Stock held in a trust of which Mr. Tunney serves as a co-trustee.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position or positions held by each executive officer of the Company, as of May 24, 2001.

Name                           Age          Position(s) Held
----                           ---          ----------------
Marshall S. Cogan              64           Chairman of the Board
Norma B. Carter                53           Executive Vice President, General Counsel and Corporate Secretary
Lawrence G. Davenport          59           Executive Vice President, Chief Information Officer
Stephen Drap                   51           Executive Vice President, Technical Products
Theodore J. Kall               60           Executive Vice President and President,  Carpet Cushion
Darrell Nance                  48           Executive Vice President, Foam Products (Western Region)
John Televantos                48           President, Chief Executive Officer and Director
James T. Van Horn              55           Senior Vice President, Human Resources
Arthur H. Vartanian            47           Executive Vice President, Automotive Products
Pratt W. Wallace, Jr.          41           Executive Vice President, Foam Products (Eastern Region)

     Executive officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. A brief biography of each executive officer of the Company is provided below (other than Mr. Cogan and Mr. Televantos, each of whose biography is set forth above under "Directors").

     Norma B. Carter has been Executive Vice President, General Counsel and Corporate Secretary since March 2001. From 1998 until joining the Company, Ms. Carter served as Vice President, General Counsel and Corporate Secretary of Vlasic Foods International Inc. Ms. Carter joined Vlasic Foods International Inc. following its spin-off from Campbell Soup Company, where she served in the legal department from 1981 until 1998, most recently as Vice President-Legal. On January 29, 2001, Vlasic Foods International Inc. filed a petition under Chapter 11 for relief under the U.S. Bankruptcy Code.

     Lawrence G. Davenport has been Executive Vice President, Chief Information Officer since May 1999. Prior to joining the Company, Mr. Davenport served as Vice President and Chief Information Officer of Safety-Kleen Corp., which was a recycling and waste management concern, from 1995 to 1998, where he was responsible for the strategic and tactical direction for information processing. Prior to that, Mr. Davenport was Senior Vice President, Information Services for JB Hunt Transport, Inc.

     Stephen Drap has been Executive Vice President, Technical Products since March 1998. Mr. Drap served as Vice President, Manufacturing and Customer Service, Technical Products from July 1997 until March 1998. Prior to that, Mr. Drap held various management positions since joining the Company in 1980.

     Theodore J. Kall has been Executive Vice President and President, Carpet Cushion since January 2001. During 2000, Mr. Kall was a consultant to the Company and to the carpet cushion industry. Mr. Kall previously worked for the Company from 1995 to 1999 as President of the carpet cushion business and from 1993 to 1995 as National Accounts Manager for the carpet cushion business.

     Darrell Nance has been Executive Vice President, Foam Products (Western Region) since March 1998. From 1995 until joining the Company, Mr. Nance served as Vice President and General Manager of West Coast Operations of Crain Industries, Inc. ("Crain"), a polyurethane foam manufacturer. From 1994 to 1995, Mr. Nance served as Vice President of Operations, West Coast Operations of Crain. From 1986 to 1994, Mr. Nance served as General Manager of Crain Western.

     James T. Van Horn has been Senior Vice President, Human Resources since January 2000. Prior to joining the Company, Mr. Van Horn was with Unisys Corporation for twenty-one years, holding a number of positions of increasing responsibility, most recently as Corporate Director, Performance Management for Worldwide Human Resources.

     Arthur H. Vartanian has been Executive Vice President, Automotive Products since February 2000. Prior to joining the Company, Mr. Vartanian held a number of executive positions over an eighteen-year career with Lear Corporation, most recently as Vice President Operations, Chrysler Division.

     Pratt W. Wallace, Jr. has been Executive Vice President, Foam Products (Eastern Region) since January 1999, and was Executive Vice President, Manufacturing Technology from March 1998 until January 1999. From 1997 until joining the Company, Mr. Wallace served as Vice President of the Southeast region of Crain. From 1993 to 1997, Mr. Wallace served as the General Manager of Crain's Newnan, Georgia facility.

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation

     The following Summary Compensation Table contains information concerning annual and long-term compensation provided to each Chief Executive Officer during 2000 and each of the four next most highly compensated executive officers of the Company as of the end of 2000 (collectively, the "Named Executive Officers").

                         Summary Compensation Table (1)

                                                                            Long-Term
                                       Annual Compensation            Compensation Awards
                                                                       Securities Underlying       All Other
Name and Principal Position      Year       Salary      Bonus             Options/SARs           Compensation
---------------------------      ----    ----------- ----------       ----------------------     ------------
Marshall S. Cogan                 2000    $850,000    $100,000               107,000                 $   --
  Chairman of the Board           1999     850,000          --                    --                     --
                                  1998     850,000     300,000                    --                     --


John G. Johnson, Jr. (2) (3)      2000    $558,500    $110,740               107,000                 $   --
  President and Chief             1999     392,308     250,000               750,450                  3,200
  Executive Officer

John Televantos (3) (4)           2000    $342,865    $100,000                86,000                 $2,387
  President, Foam Business        1999     161,539     185,000               100,000                  1,600
  Group

Pratt W. Wallace, Jr. (3)         2000    $199,165   $  50,000                43,000                 $1,684
  Executive Vice President,       1999     175,659     134,041                10,000                  1,600
  Foam Products                   1998     166,009     139,554                    --                  4,336
  (Eastern Region)

Darrell Nance (3)                 2000    $196,663   $  30,000                38,000                 $1,591
  Executive Vice President,       1999     182,884     126,655                10,000                  1,600
  Foam Products                   1998     173,173      75,849                    --                     --
  (Western Region)
------------------

     (1) Because none of the Named Executive Officers received (i) perquisites in excess of the lesser of $50,000 or 10% of their reported salary and bonus, (ii) any other annual compensation required to be reported,
          (iii) LTIP payouts or (iv) any restricted stock awards, information relating to "Other Annual Compensation", "LTIP Payouts" and "Restricted Stock Awards" is inapplicable and has therefore been omitted from the table.

     (2) Mr. Johnson commenced his employment with the Company on March 16, 1999 and resigned on January 30, 2001.


                                       9

     (3) The amounts shown in "All Other Compensation" represent the Company's matching contribution to the Company's 401(k) plan.

     (4) Mr. Televantos commenced his employment with the Company on June 14, 1999. On April 10, 2000, Mr. Televantos was named Chief Operating Officer of the Company. On January 30, 2001, Mr. Televantos was named President and Chief Executive Officer of the Company.

Employment Agreements

     The Company has employment  agreements  with the following  Named Executive
Officers: John Televantos, Marshall S. Cogan and John G. Johnson, Jr. The Securities and Exchange Commission requires disclosure of any employment agreement between the Company and any Named Executive Officer, whether or not such officer is still employed by the Company.

     Current Employees

     On May 21, 1999, the Company entered into an employment agreement with John Televantos in connection with the hiring of Mr. Televantos as President, Foam Business Group of the Company. The agreement provided for an initial term of two years commencing on May 21, 1999, and automatically renews for additional one-year terms commencing May 21, 2000, unless notice of intent to not extend the term of the agreement is given by either party. In connection with the election of Mr. Televantos as President and Chief Executive Officer of the Company, the Company amended the employment agreement with Mr. Televantos on February 23, 2001, effective as of January 29, 2001. The amended employment agreement provides that as compensation for all services rendered by Mr. Televantos, he will receive an annual salary at the rate of at least $500,000 per annum, which salary will be reviewed annually by the Compensation Committee of the Board. Mr. Televantos is eligible to earn an annual target bonus of up to 100% of his salary; the actual amount of the bonus is based on the attainment of certain performance targets. The agreement provides that the bonus paid to Mr. Televantos for 2001 will not be less than $250,000. Mr. Televantos will participate in certain employee or executive benefit plans and receive certain other perquisites.

     The amended employment agreement provides for the grant by the Company to Mr. Televantos during 2001 of options to purchase 50,000 shares of Common Stock, which vest at a rate of 10,000 options per year. Mr. Televantos was granted options to purchase 100,000 shares of Common Stock of the Company on February 23, 2001. One-third of the options vest on each of the third, fourth, and fifth anniversaries of the February 23, 2001 grant. Additionally, Mr. Televantos was granted options to purchase 200,000 shares of Common Stock of the Company on February 23, 2001, (the "Performance Options"). The Performance Options vest on the earlier of the following two events. (1) the third anniversary of the February 23, 2001 grant, but only with respect to a number of the Performance Options equal to 100% of the Performance Options reduced by 12.5% for each of the eight calendar quarters, beginning on April 1, 2001, in which the Company's subsidiaries fail to comply with certain financial covenants contained in certain debt agreements and (2) regardless of the performance criteria described in (1) above, as to 100% of the Performance Options, on the seventh anniversary of the February 23, 2001 grant. All option grants discussed above included, or are anticipated to include, an exercise price equal to the fair market value of a share of Common Stock on the grant date. Accelerated vesting provisions for options are provided for "change in control" transactions as well as certain termination events.

     The employment agreement automatically terminates upon the death or continued disability of Mr. Televantos, and the agreement may be terminated by the Company or Mr. Televantos at any time. Upon termination of the employment agreement by the Company without "cause" or by Mr. Televantos with "good reason" (which term includes change in control events), the Company will be required to pay Mr. Televantos, in addition to any amounts earned but not yet paid, a lump sum payment equal to two times the sum of (i) annual base salary then in effect plus (ii) the target annual bonus for such fiscal year or, if higher, the annual bonus paid or payable for the preceding year. Additionally, Mr. Televantos would be entitled to continue to receive any health care or insurance benefits for a period of up to eighteen months. The employment agreement prohibits Mr. Televantos from disclosing any confidential information of the Company during his employment term or any time thereafter. Additionally, the employment agreement provides that for a period of one year following his termination date, Mr. Televantos may not solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company.

     On January 1, 1999, the Company entered into an employment agreement with Marshall S. Cogan, Chairman of the Board and Chairman of the Executive Committee of the Company. The agreement provides for an initial employment term commencing on January 1, 1999 and continuing until December 31, 2000, which term is automatically extended an additional day on each day of the initial term and on each day thereafter until either Mr. Cogan or the Company provides notice of termination. The employment agreement provides that Mr. Cogan will receive an annual salary at the rate of $850,000 per annum with increases, if any, as may be approved by the Board. Mr. Cogan is also eligible, but not entitled, to receive any annual bonuses, which may be determined by the Board. Also, Mr. Cogan will participate in certain employee benefit plans and receive certain other perquisites. The employment agreement automatically terminates upon the death or continued disability of Mr. Cogan, and the agreement may be terminated by the Company or Mr. Cogan at any time. Upon termination of the employment agreement by the Company without "just cause" or by Mr. Cogan with "good reason" (which term includes change in control events), the Company will be required to pay Mr. Cogan, in addition to any amounts earned but not yet paid, the amount of his then current base salary for a period of twenty-four months. Additionally, Mr. Cogan would be entitled to continue to receive any health care or insurance benefits for a period of twenty-four months. The employment agreement prohibits Mr. Cogan from disclosing any confidential information of the Company during his employment term or any time thereafter. Additionally, the employment agreement provides that for a period of one year following his termination date, Mr. Cogan may not solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company.

       Former Employees

     In connection with the resignation of Mr. Johnson, on January 30, 2001, the Company entered into a termination agreement (the "Termination and Release Agreement") which terminated the employment agreement Mr. Johnson entered into with the Company on March 16, 1999. The Termination and Release Agreement provided for the payment to Mr. Johnson of (i) $815,000, less applicable withholding and deductions and (ii) $500,000, less applicable withholding and deductions to be paid over a six month period commencing on February 1, 2002. The option to purchase 375,225 shares of Common Stock granted on April 20, 1999, discussed below, was modified to extend the scheduled expiration date of 250,000 shares through January 31, 2006. The option to acquire 375,225 shares of Common Stock granted on March 29, 1999, discussed below, and the remainder of the options granted on April 20, 1999, became fully vested as of January 30, 2001 and remain exercisable through January 31, 2002. Both the option to acquire 53,500 shares of Company Common Stock granted on April 26, 2000 and the option to acquire 53,500 shares of Company Common Stock on August 4, 2000, expired on January 30, 2001. Additionally, Mr. Johnson will continue to receive certain health care or insurance benefits for a period of up to eighteen months. The Termination and Release Agreement prohibits Mr. Johnson from disclosing any confidential information of the Company. Additionally, for a period of one year following his termination date, Mr. Johnson may not solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company.

     On March 16, 1999, the Company entered into an employment agreement with John G. Johnson, Jr. in connection with the hiring of Mr. Johnson as President and Chief Executive Officer of the Company. The agreement provided for an initial term of two years commencing on March 16, 1999. The employment agreement provided that as compensation for all services rendered by Mr. Johnson, he would receive an annual salary at the rate of at least $500,000 per annum, which salary was reviewed annually by the Compensation Committee of the Board. Mr. Johnson was entitled to earn an annual bonus of up to $500,000; the actual amount of the bonus was based on the attainment of certain performance targets for that year. The agreement provided that the bonus paid to Mr. Johnson for 1999 would not be less than $250,000. Also, Mr. Johnson participated in certain employee or executive benefit plans and received certain other perquisites, including an automobile lease allowance. Mr. Johnson's employment agreement further provided for the grant by the Company to Mr. Johnson of options to purchase 750,450 shares of Common Stock of the Company. On March 29, 1999, 375,225 options were granted and on April 20, 1999, another 375,225 options were granted. These options were to vest in equal installments on March 16, 2000, March 16, 2001 and March 16, 2002. Accelerated vesting provisions for options were provided for "change in control" transactions as well as certain termination events.

1993 Stock Option Plan, As Amended

     The following table provides information on option grants in 2000 to the Named Executive Officers.

             Foamex International Option Grants in Last Fiscal Year

                               Number of       % of Total
                               Securities     Options/SARs      Exercise
                               Underlying      Granted to       or Base
                              Options/SARs    Employees in      Price                Expiration       Grant Date
                              Granted (#)      Fiscal Year      ($/Sh)                  Date       Present Value (1)
                              ------------    ------------      -------              ----------    -----------------
Marshall S. Cogan                53,500           6.7%          $5.0625               04/26/10          $115,560
Marshall S. Cogan                53,500           6.7%          $6.5625               08/04/10          $148,730
John G. Johnson, Jr.             53,500           6.7%          $5.0625               04/26/10          $115,560
John G. Johnson, Jr.             53,500           6.7%          $6.5625               08/04/10          $148,730
John Televantos                  38,000           4.7%          $5.0625               04/26/10           $82,080
John Televantos                  48,000           6.0%          $6.5625               08/04/10          $133,440
Pratt W. Wallace, Jr.            23,000           2.9%          $5.0625               04/26/10           $49,680
Pratt W. Wallace, Jr.            20,000           2.5%          $6.5625               08/04/10           $55,600
Darrell Nance                    18,000           2.2%          $5.0625               04/26/10           $38,880
Darrell Nance                    20,000           2.5%          $6.5625               08/04/10           $55,600

     (1) Based on the Black-Scholes option price model. Assumptions included an expected life of three years, expected volatility of 55.0%, expected dividend yield of 0% and an average risk-free interest rate of 6.11%.

Aggregate Option Values

     The following table sets forth, as of December 31, 2000, the number of options for the Company's Common Stock and the value of the unexercised options held by the Named Executive Officers. None of the Named Executive Officers exercised stock options in 2000.

                   Aggregate Fiscal Year End Option/SAR Values

                             Number of Securities Underlying Unexercised          Value of Unexercised In-the-Money
                                   Options/SARs at Fiscal Year End                Options/SARs at Fiscal Year End(1)
                             -------------------------------------------          ----------------------------------
      Name                      Exercisable              Unexercisable            Exercisable          Unexercisable
---------------------        ----------------          -----------------          ------------         -------------
Marshall S. Cogan                 431,667                   175,333                   $ -                 $16,719

John G. Johnson, Jr.              250,150                   607,300                   $ -                 $16,719

John Televantos                    20,000                   166,000                   $ -                 $11,875

Pratt W. Wallace, Jr.               8,000                    55,000                   $ -                 $ 7,187

Darrell Nance                       8,000                    50,000                   $ -                 $ 5,625

     (1) As of December 31, 2000, the market value of the Company's Common Stock was $5.3755 per share.

Pension Plans

     The Foamex L.P. Salaried Pension Plan (the "Retirement Plan") is a defined benefit pension plan that is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and in which executive officers are eligible to participate. During 2001, the Board of Directors approved the implementation of a non-qualified supplemental executive retirement plan (the "SERP") for Mr. Cogan, certain other Named Executive Officers, as well as several other senior executive officers of the Company. The SERP provides retirement benefits that supplement the retirement benefits provided under the Retirement Plan. The SERP provides retirement benefits that the Retirement Plan is unable to provide due to Internal Revenue Code limitations on pensionable earnings and benefits. The Company expects to finalize the SERP document by the end of the second quarter of 2001.

     The following table illustrates estimated annual benefits payable under the combined provisions of the Retirement Plan and the SERP for various compensation levels and periods of credited service, assuming present compensation rates at all points in the past and until Normal Retirement Date, as defined, and a constant Social Security Wage Base ($80,400 in 2001). The pension benefit amount is expressed as a life annuity with certain benefits continuing to the spouse, if applicable.

                               Pension Plan Table

                            Years of Credited Service
                            --------------------------

                                          10             15                20               25               30
                                       --------       --------          --------         --------         --------
$200,000                               $ 30,980       $ 46,470          $ 61,960         $ 77,450         $ 92,940
$300,000                                 48,480         72,720            96,960          121,200          145,440
$400,000                                 65,980         98,970           131,960          164,950          197,940
$500,000                                 83,480        125,220           166,960          208,700          250,440
$600,000                                100,980        151,470           201,960          252,450          302,940
$700,000                                118,480        177,720           236,960          296,200          355,440
$800,000                                135,980        203,970           271,960          339,950          407,940
$900,000                                153,480        230,220           306,960          383,700          460,440
$1,000,000                              170,980        256,470           341,960          427,450          512,940

     The Retirement Plan and SERP are career pay plans. The Retirement Plan formula is 1.25% of annual compensation up to the Social Security Wage Base and 1.75% of annual compensation in excess of the Social Security Wage Base, subject to a 2001 annual compensation limit of $170,000 (as adjusted to reflect cost of living increases). The SERP formula is the same as the Retirement Plan, but includes annual compensation, including bonuses, above the 2001 annual compensation limit of $170,000. Prior to September 1, 1994, the Retirement Plan was a final average pay plan, with retirement benefits based upon earnings for the five consecutive years within the last ten years, which yielded the highest average yearly salary ("Final Average Compensation"). Annual benefit calculations under the Retirement Plan for service prior to June 1, 1994, will be the years of credited service multiplied by the sum of 2.0% of Final Average Compensation and 0.4% of Final Average Compensation in excess of the average of the Social Security Wage Bases over the 35 year period ending with the year an employee reaches age 65 (such 35 year average referred to herein as the "Covered Compensation"). For service subsequent to May 31, 1994, but before September 1, 1994, annual benefit calculations will be the years of credited service multiplied by the sum of 1.1% of Final Average Compensation and 0.4% of Final Average Compensation in excess of Covered Compensation. The actuarially determined cost of providing benefits under the Retirement Plan is provided by the Company. The participants are neither required nor permitted to make contributions.

     The estimated annual benefits under the Retirement Plan and SERP payable on retirement at normal retirement age, or immediately if the individual has reached normal retirement age, for each of the Named Executive Officers in the Summary Compensation Table and that were employees at May 15, 2001 are as follows: Mr. Cogan, $135,866; Mr. Televantos $142,470; Mr. Wallace, $119,733 and Mr. Nance, $87,027. These amounts assume the employees continue their employment with the Company at present salary levels until normal retirement age. As of December 31, 2000, the Named Executive Officers in the Summary Compensation Table and that were employees at May 15, 2001 had been credited with years of service under the Retirement Plan as follows: Mr. Cogan, 7.83 years; Mr. Televantos, 1.58; Mr. Wallace, 2.5 years; and Mr. Nance, 2.5 years.

     During 2001, the Board of Directors authorized the Company to enter so-called "split dollar" life insurance arrangements with Mr. Cogan, certain other Named Executive Officers, as well as several other senior executive officers of the Company. The covered executives will receive life-time benefits and/or death benefit protection and the Company expects to recover its premium payments (without interest) following the death of each of the covered executives.

IRS Limitations

     Under the Internal Revenue Code, a participant's compensation in excess of $170,000 (as adjusted to reflect cost of living increases) is disregarded for purposes of determining pension benefits. Benefits accrued for plan years prior to 1994 on the basis of certain compensation in excess of the annual compensation limit are preserved. In addition, as required by law, the maximum annual pension payable to a participant under a qualified pension plan in 2000 was $135,000, in the form of a qualified joint and survivor annuity, although certain benefits are not subject to such limitation. Such limits have been included in the calculation of estimated annual benefit amounts listed above for each of the Named Executive Officers. In 2001, the Company adopted the SERP described above which is a non-qualified defined benefit plan designated to provide payments in excess of limits imposed by the Internal Revenue Service.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee (the "Compensation Committee") and Stock Option Plan Committee (the "Stock Option Committee") on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

            REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK OPTION
                    PLAN COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee's responsibilities include establishing the Company's policies governing the compensation of officers and other key executives of the Company. The Compensation Committee approves all elements of compensation for Executive Officers. The Stock Option Committee is responsible for the administration of the 1993 Stock Option Plan.

Executive Compensation The Company's compensation program consists of base salary, incentive programs, stock options and employee benefits. The goal of the Company's compensation program is to motivate and reward its executive officers and other key employees to improve long-term stockholder value and to attract and retain the highest quality executive and key employee talent available. The Company's executive compensation program is designed to align executive compensation practices with increasing the value of the Company's Common Stock and to foster adherence to, and promotion of, the Company's business mission, values, strategic goals and annual objectives. The compensation levels for certain Named Executive Officers of the Company are determined pursuant to the terms of their respective employment agreements. See "Compensation of Executive Officers--Employment Agreements." The compensation levels for the other Named Executive Officers were determined pursuant to the criteria set forth below.

     The Compensation Committee annually reviews salary increases for the current year and incentive payments to be made in connection with the previous year's performance. The Compensation Committee will consider an executive's scope of responsibilities, level of experience, individual performance and attainment of pre-established goals as well as the Company's business plan and general economic factors. In making its decisions, and to maintain the desired levels of competitiveness and congruity with the Company's long-term performance goals, the Compensation Committee will receive input from the Company's Chief Executive Officer and the Company's Human Resources Department.

Base Salary and Bonus The salary levels for executive officers are determined by such officer's level of job responsibility and experience, job performance and attainment of pre-established goals. Additional consideration is given to salaries for a comparable position within the industry and the Company's ability to pay. Bonus payouts to executive officers and other key employees of the Company are based on attainment of general or specific corporate goals.

Options The Stock Option Committee believes strongly that the interests of senior management must be closely aligned with those of the stockholders. Long-term incentives in the form of stock options provide a vehicle to reward executive officers only if there is an increase in stockholder value. Stock options are granted on a discretionary basis within a guideline range that takes into account the position responsibilities of executive officers and key employees of the Company whose contributions and skills are important to the long-term success of the Company. Stock options to purchase Common Stock providing long-term incentives may be granted to executive officers or key employees of the Company with a maximum term of ten years.

     In 2000, the Stock Option Committee granted 800,250 options to purchase Common Stock to officers or key employees of the Company pursuant to the 1993 Stock Option Plan. These options were granted at exercise prices ranging from $5.0625 to $8.9375 per share, which represented the closing price of the Common Stock on the date of grant. All options granted in 2000 were granted with a five-year vesting period and a ten-year term.

Chief Executive Officer Mr. Johnson, who resigned on January 30, 2001, received a base salary in 2000 of $558,500 pursuant to the terms of his employment agreement and adjusted by the Compensation Committee, based upon a review of market data for similar positions. Mr. Johnson's bonus in 2000 of $110,740 was based on the terms of his employment agreement and attainment of certain performance goals.

Policy Regarding Qualifying Compensation Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the tax-deductible remuneration paid to the five most highly compensated executive officers of a publicly-held corporation, unless the compensation is treated as performance related. The Company's compensation programs are designed to support organizational goals and priorities and stockholder interests. The Company believes that in order to effectively compete with other similarly situated companies in the acquisition and retention of top executive talent, the Company must have the flexibility to pay compensation that may not be fully deductible under Section 162(m) of the Code. Notwithstanding, the Company believes that the compensation of all executive officers for 2000 was fully deductible.

COMPENSATION COMMITTEE                          STOCK OPTION PLAN COMMITTEE

John V. Tunney, Chairman                        Robert J. Hay, Chairman
Robert J. Hay                                   Stuart J. Hershon
Stuart J. Hershon

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised entirely of non-employee directors. The Company is not aware of any executive officers of the Company that have served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors and/or compensation committee. See "Certain Relationships and Related Transactions - Consulting Services - Mr. Tunney" for a discussion of certain transactions between the Company and John V. Tunney, the Chairman of the Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of material transactions between the Company and its affiliates entered into or continuing during 2000. Payments to affiliates by Foamex L.P. and its subsidiaries in connection with any such transactions are governed by the provisions of the indentures for its public debt securities, which generally provide that such transactions be on terms comparable to those generally available in equivalent transactions with third parties.

Trace Accounts Receivables

     As of December 31, 2000, operating accounts receivables from Trace were approximately $2.7 million against which an allowance has been taken by the Company as a result of the financial condition of Trace.

Consulting Services - Mr. Tunney

     John V. Tunney, a director of the Company, acts as a business advisor to the Company. In exchange for his services during 2000, Mr. Tunney received a fee of $10,000 per month and was awarded 25,000 options to purchase Common Stock of the Company, which are separate from his directorship role. The options vest at a rate of 20% per year over a five-year period, and expire in ten years. The option grant included an exercise price equal to the fair market value of a share of Common Stock on the grant date. The Company maintains an apartment that is used by Mr. Tunney while on Company business. Rent expense incurred by the Company in 2000 was $0.2 million. In addition, Mr. Tunney serves as the Chairman of Foamex Asia and has a 5% interest in the value of the Company's equity interest in the joint venture in Asia.

Foamex L.P. Credit Facility - Member Bank

     Included in the group of banks that provides the Foamex L.P. Credit Facility is The Bank of Nova Scotia, which is a shareholder of both Common Stock and preferred stock of the Company.

Foamex/GFI Note

     Foamex L.P. owed a $34.0 million promissory note payable to Foam Funding LLC (a subsidiary of Trace), which was due and paid in March 2000. Interest was based on a variable rate equal to the higher of (i) the base rate of The Bank of Nova Scotia or (ii) the Federal Funds rate plus 0.5%. At the option of Foamex L.P., the note was convertible to a LIBOR-based interest rate plus 0.75%. The principal and current interest payable under the Foamex/GFI Note were collateralized by a $34.5 million letter of credit issued under the Foamex L.P. Credit Facility. During 2000, Foamex L.P. paid Foam Funding LLC approximately $0.6 million of interest pursuant to the terms of the Foamex/GFI Note.

Note Payable to Foam Funding LLC

     Foamex Carpet entered into a $70.2 million promissory note payable to Foam Funding LLC. Principal is payable in quarterly installments that began in June 1998 with a final installment in February 2004. Interest is based on a variable rate equal to the sum of 2.25% plus the higher of: (i) the base rate of The Bank of Nova Scotia or (ii) the Federal Funds rate plus 0.5%. At the option of Foamex Carpet, interest payable under the note is convertible into LIBOR-based loans plus 3.25%. Amounts outstanding under the Note Payable to Foam Funding LLC are collateralized by all of the assets of Foamex Carpet on a pari passu basis with the Foamex Carpet Credit Facility.

During 2000, Foamex Carpet paid Foam Funding LLC approximately $5.2 million in interest and approximately $7.9 million in principal pursuant to the terms of the Note Payable to Foam Funding LLC.

Technology Sharing Arrangements

     In December 1992, Foamex L.P., Recticel and Beamech Group Limited ("Beamech"), an unaffiliated third party, formed a Swiss corporation to develop new manufacturing technology for the production of polyurethane foam. Each of Foamex L.P., Recticel and Beamech contributed or caused to be contributed to such corporation a combination of cash and technology valued at $1.5 million, $3.0 million and $1.5 million, respectively, for a 25%, 50% and 25% interest, respectively, in the corporation. Foamex L.P., Recticel and their affiliates have been granted a royalty-free license to use certain technology, and it is expected that the corporation will license use of such technology to other foam producers in exchange for royalty payments.

Indemnification Regarding Environmental Matters

     Pursuant to an Asset Transfer Agreement (the "RFC Asset Transfer Agreement"), dated October 2, 1990, as amended, between Foamex L.P. and Recticel Foam Corporation ("RFC"), a subsidiary of Recticel, Foamex L.P. is indemnified by RFC for any liabilities incurred by Foamex L.P. arising out of or resulting from, among other things, the ownership or use of any of the assets transferred pursuant to the RFC Asset Transfer Agreement or the conduct of the transferred business on or prior to October 2, 1990, including, without limitation, any loss actually arising out of or resulting from any events, occurrences, acts or activities occurring before October 2, 1990 or occurring after October 2, 1990 to the extent resulting from conditions existing on or prior to October 2, 1990, relating to (i) injuries to or the contraction of any diseases by any person resulting from exposure to Hazardous Substances (as defined in the RFC Asset Transfer Agreement) without regard to when such injuries or diseases are first manifested, (ii) the generation, processing, handling, storage or disposition of or contamination by any waste or Hazardous Substance, whether on or off the premises from which the transferred business has been conducted, or (iii) any pollution or other damage or injury to the environment, whether on or off the premises from which the transferred business has been conducted. Foamex L.P. is also indemnified by RFC for any liabilities arising under Environmental Laws (as defined in the RFC Asset Transfer Agreement) relating to current or former RFC assets and for any liability for property damage or bodily harm relating to products of the transferred business shipped on or prior to October 2, 1990. Such indemnification is limited after December 1993 unless such liability is covered by insurance. Foamex L.P. agreed to assume certain known environmental liabilities relating to the assets transferred by RFC to Foamex L.P., with an estimated remediation cost of less than $0.5 million, in exchange for a cash payment by RFC to Foamex L.P. approximately equal to the remediation cost for such environmental liabilities. During the first quarter of 2000, RFC paid the Company approximately $0.3 million, which was owed to the Company on December 31, 1999.

     Pursuant to the Asset Transfer Agreement, dated as of October 2, 1990, as amended, between Trace and Foamex L.P. (the "Trace Asset Transfer Agreement"), Foamex L.P. is indemnified by Trace for any liabilities incurred by Foamex L.P. arising out of or resulting from, among other things, the ownership or use of any of certain assets that were transferred pursuant to the Trace Asset Transfer Agreement or the conduct of the transferred business on or prior to October 2, 1990, including, without limitation, any loss actually arising out of or resulting from any events, occurrences, acts or activities occurring after October 2, 1990, to the extent resulting from conditions existing on or prior to October 2, 1990, relating to (i) injuries to or the contraction of any diseases by any person resulting from exposure to Hazardous Substances (as defined in the Trace Asset Transfer Agreement) without regard to when such injuries or diseases are first manifested, (ii) the generation, processing, handling, storage or disposition of or contamination by any waste or Hazardous Substance, whether on or off the premises from which the transferred business has been conducted or
(iii) any pollution or other damage or injury to the environment, whether on or off the premises from which the transferred business has been conducted. Foamex L.P. is also indemnified by Trace for any liabilities arising under Environmental Laws (as defined in the Trace Asset Transfer Agreement) relating to current or former Trace assets and for any liability relating to products of the transferred business shipped on or prior to October 2, 1990. As of December 31, 2000, Trace owned Foamex L.P. approximately $0.3 million pursuant to the Trace Asset Transfer Agreement, which has not been paid. A claim was filed for such amount in the Trace bankruptcy proceedings.

     Pursuant to an agreement concerning environmental liabilities at the Company's Morristown, Tennessee facility, dated February 29, 2000, between Foamex L.P. and RFC, Foamex L.P. is indemnified for a percentage of liabilities previously incurred and future remediation costs.

Certain Transactions Relating to the Acquisition of General Felt

     In connection with Foamex L.P.'s acquisition of General Felt in March 1993, Trace and General Felt entered into the GFI Reimbursement Agreement, as defined therein, pursuant to which Trace has agreed to reimburse General Felt on a pro rata basis reflecting the period of time each has occupied the facility for costs relating to the cleanup plan for a facility in Trenton, New Jersey formerly owned by General Felt. In connection with the GFI Transaction, the GFI Reimbursement Agreement was assigned by General Felt to Foamex Carpet. A claim was filed in the Trace bankruptcy proceeding for approximately $0.6 million.

Trace Promissory Notes

     Prior to 1999, Trace had borrowed $9.8 million from Foamex L.P. pursuant to the terms of two promissory notes (the "Trace Notes"). The Trace Notes are due and payable on demand or, if no demand is made, on July 7, 2001, and bear interest at 2 3/8% plus three-month LIBOR, as defined, per annum payable quarterly in arrears. Trace is in default on the Trace Notes and a claim was filed for the full amount in the Trace bankruptcy proceedings.

Pico Rivera Lease

     Foam Funding LLC and Foamex Carpet entered into a lease, dated as of February 27, 1998, pursuant to which Foam Funding LLC leases to Foamex Carpet the premises located in Pico Rivera, California for an initial term ending on December 31, 2004, which term may be extended for consecutive one-year periods commencing on January 1, 2005 and expiring on December 31, 2007. The lease is a net lease and Foamex Carpet has no right to terminate for any reason during the term and all expenses and impositions in connection with the premises are the obligation of Foamex Carpet. The basic, or fixed, rent is approximately $0.4 million per year. If Foam Funding LLC desires to sell or convey all or any part of the leased premises, and Foam Funding LLC obtains a bona fide arms' length written purchase offer from a third party (the "Offer"), Foamex Carpet may elect to purchase the portion of the leased premises which is the subject of the Offer on the precise terms and conditions of the Offer. Foamex Carpet also has the right (the "Option") at any time during the term to purchase all of the leased premises from Foam Funding LLC for a purchase price which is determined to be fair market value on the date of the exercise of the Option as determined by an appraisal made by two independent qualified appraisers, one selected by Foam Funding LLC and one selected by Foamex Carpet.

Investments - Retirement Plan

     Prior to 2000, 250,000 shares of UAG, which was a related party to Trace, were purchased by the Company's Retirement Plan for approximately $4.8 million. The value of the UAG shares was $2.2 million at December 31, 1999. During the fourth quarter of 2000, all of the UAG shares were sold for $1.8 million.

                    APPROVAL OF THE FOAMEX INTERNATIONAL INC.
              2001 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

     On May 30, 2001, the Board of Directors approved and adopted, subject to stockholder approval, the Foamex International Inc. 2001 Equity Incentive Plan for Non-Employee Directors (the "Director Plan"). The Director Plan permits the Company to grant non-employee directors of the Company ("Non-Employee Directors") (i) options to purchase shares of Common Stock of the Company, (ii) restricted stock of the Company and (iii) awards of shares of Common Stock of the Company. The Directors Plan supersedes the Foamex International Inc. Non-Employee Director Compensation Plan.

Summary of the Directors Plan

     The following description of the Director Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is filed with the Securities and Exchange Commission as an Appendix D to this Proxy Statement.

     The principal purposes of the Director Plan are (i) to promote the growth and long-term success of the Company by offering Non-Employee Directors the ability to acquire shares of Common Stock (ii) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company, and (iii) to more closely align the interests of Non-Employee Directors with the interests of the Company's stockholders by paying certain amounts of compensation for services as a Director in the form of shares of Common Stock.

Eligibility

     Participation in the Directors Plan is limited to individuals who are (i) members of the Company's Board of Directors and (ii) are not employees of the Company or any of its subsidiaries.

Available Shares

     Subject to adjustment as described below, the number of shares of Common Stock which may be issued or transferred under the Director Plan, plus the number of shares of common covered by outstanding awards and not forfeited under the Director Plan, may not in the aggregate exceed 1,500,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an option granted under the Director Plan lapses or terminates before such option is exercised or if shares of restricted stock or Common Stock granted under the Director Plan are forfeited, for any reason, the shares covered thereby may again be made available under the Director Plan.

Administration

     The Director Plan will be administered by the Board of Directors of the Company. Subject to the terms of the Director Plan, the Board has the authority to prescribe, interpret and revoke rules and regulations for administering the Director Plan and to decide questions of interpretation or application of any provision of the Director Plan or any agreements pursuant to which awards are granted under such Plan. Awards granted under the Director Plan need not be the same with respect to each holder of such awards.

     The Board of Directors has the authority to delegate all or any part of its authority under the Director Plan to any committee or subcommittee of not less than two directors appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

Awards under the Directors Plan

     Stock Options. The Director Plan permits the Board of Directors to authorize awards of options to purchase shares of Common Stock to Non-Employee Directors. Each option award will be set forth in an agreement with the Non-Employee Director receiving the award and will indicate the terms and conditions of the option award, consistent with the terms of the Director Plan. The Board may determine the terms and conditions of such awards in accordance with the following provisions: (i) each award must specify the number of shares of Common Stock to which the option rights pertain, (ii) each award must specify an option price per share of Common Stock, which price must be equal to or greater than the fair market value per share on the date of award, and (iii) each award must specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration.

     Payment in respect of the exercise of a stock option may be made in cash, or its equivalent, or (i) by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months), (ii) subject to such rules as may be established by the Board, through delivery of irrevocable instructions to a broker to sell the shares of Common Stock otherwise deliverable upon the exercise of the option and to deliver promptly to the Company an amount equal to the aggregate exercise price, (iii) with the consent of the Board in its sole discretion, by the promissory note and agreement of a optionee providing for the payment with interest of the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Section 7872 of the Internal Revenue Code and upon such terms and conditions (including the security, if any therefor) as the Board may determine, or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares of Common Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

     Each option award shall provide conditions that must be achieved before the option rights or installments thereof become exercisable, such as a certain period of continuous service as a Non-Employee Director or performance objectives, and any award may provide for the earlier exercise of option rights in the event of a change in control or other transaction or event.

     Successive awards of option rights may be made to the same Non-Employee Director regardless of whether any option rights previously awarded to the same Non-Employee Director remain unexercised. The term of an option right will be set by the Board, but no option right may have a term of more than ten years from the date of award.

     Common Stock Grants and Restricted Stock. The Director Plan authorizes the Board of Directors to award shares of Common Stock of the Company to a Non-Employee Director (a "Common Stock Grant"). The Director Plan also authorizes the Board of Directors to award shares of restricted stock to Non-Employee Directors (a "Restricted Stock Grant"). Each Common Stock Grant and Restricted Stock Grant will be set forth in an agreement with the Non-Employee Director receiving the award and will indicate the terms and conditions of the award, consistent with the terms of the Director Plan. The Board may determine the terms and conditions of such awards subject to the following provisions: (i) each Common Stock Grant and Restricted Stock Grant will constitute an immediate transfer of the ownership of shares of Common Stock to the Non-Employee Director in consideration of the performance of services, entitling the holder thereof to dividend, voting and other ownership rights, subject to, in the case of a Restricted Stock Grant, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to, (ii) each Restricted Stock Grant must provide that the shares of restricted stock covered thereby are subject to a
"substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the Board of Directors on the date of award, and may provide for the termination of such risk of forfeiture upon the achievement of certain performance objectives, in the event of a change in control of the Company, or upon any other transaction or event,
(iii) any Common Stock Grant or Restricted Stock Grant may be made in consideration of no payment or payment by the Non-Employee Director of an amount that is less than the market value per share on the date of award, (iv) any Restricted Stock Grant may require that any or all dividends or other distributions paid on the shares of restricted stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine, and (v) each Restricted Stock Grant must provide that, during the period for which such substantial risk of forfeiture is to continue, and any Common Stock Grant may provide, that the transferability of the shares of Common Stock subject to such awards is prohibited or restricted in the manner and to the extent prescribed by the Board on the date of award. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the shares of restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee.

Adjustments

     The number, price and kinds of shares available under the Director Plan are subject to adjustment by the Board of Directors in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event. The Company is not required to issue any fractional shares of Common Stock pursuant to the Director Plan. The Board of Directors may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as contemplated by the Director Plan.

Transfer Restrictions

     Except as may be otherwise determined by the Board, (i) option rights and restricted stock (while restricted) issued or granted under the Director Plan may be transferred by a participating Non-Employee Director only by will or the laws of descent and distribution, and (ii) option rights may not be exercised during a Non-Employee Director's lifetime except by the Non-Employee Director or, in the event of the Non-Employee Director's legal incapacity, by the Non-Employee Director's guardian or legal representative. The terms of any award made under the Director Plan may provide for further transfer restrictions on the shares of Common Stock subject to the award.

Effect of Termination of Directorship

     Notwithstanding any contrary provision of the Director Plan, in the event of a termination of directorship by reason of death, disability, hardship or other special circumstances of a Non-Employee Director who participates in the Director Plan and who holds (i) an option right that is not immediately and fully exercisable or (ii) any award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, take any action that it deems equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any award under the Director Plan.

     If a Non-Employee Director becomes an employee of the Company while continuing to serve as a director, that fact will not impair the rights such director may have had under the Director Plan, including, without limitation, the rights such director may have under any award outstanding under the Director Plan. Such director will not, however, be eligible to receive any further awards under the Director Plan.

Withholding Tax

     To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participating Non-Employee Director under the Director Plan, and the amounts available to the Company for the withholding are insufficient, the participating Non-Employee Director must, as a condition precedent to the receipt of such payment or realization of such benefit, make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the Board's discretion, any such arrangements may include relinquishment of a portion of any such payment or benefit.

Effective Date, Termination and Amendment

     If approved by the stockholders, the effective date of the Director Plan will be December 18, 2000. No further awards may be made under the Director Plan after the passage of 10 years from the date on which the Company's stockholders first approved the Director Plan. If the Director Plan is not approved by the stockholders of the Company, the Director Plan and any awards thereunder will be void and of no force or effect.

     The Board of Directors may amend the Director Plan at any time except that, without the approval of the stockholders of the Company, no amendment may, among other things, increase the number of shares of Common Stock available under the Director Plan except pursuant to the Board's adjustment authority described above. No amendment may impair the rights of a holder of an outstanding award under the Director Plan without the consent of such holder, unless the award itself expressly provides otherwise.

     As of May 24, 2001, the closing price of the Company's Common Stock was $5.65.

Federal Income Tax Consequences

     The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the Director Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants

     Stock Options. In general: (i) no income will be recognized by the Non-Employee Director at the time a stock option is granted; (ii) at the time of exercise of a stock option, ordinary income will be recognized by the Non-Employee Director in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Restricted Stock. A Non-Employee Director receiving restricted stock will not recognize taxable income at the time of the grant unless the Non-Employee Director makes an election to be taxed at the time restricted stock is granted. If such election is not made, the Non-Employee Director will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. In addition, a Non-Employee Director receiving dividends with respect to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a Non-Employee Director properly makes an election to be taxed at the time the restricted stock is granted, the Non-Employee Director will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Non-Employee Director will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the stock after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

     Common Stock Grants. A Non-Employee Director receiving a Common Stock Grant will recognize taxable income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by the Company less the amount, if any, paid for such shares. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction to the extent that such a deduction is allowed under Section 162 of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits to $1 million the amount of compensation paid to certain named executive officers that may be deducted in a year, subject to certain exceptions for certain performance-based compensation paid under shareholder approved arrangements.
Section 280G of the Internal Revenue Code may deny a tax deduction for compensation payments that are contingent on a change of control or effective control of a corporation or a substantial portion of a corporation's assets (including payments made by the vesting of an award in connection with the change of control), and the recipient of such compensation may be subject to an excise tax, in addition to regular income tax, pursuant to Section 4999 of the Internal Revenue Code.

New Plan Benefits

     On December 18, 2000, Mr. Davignon, Mr. Hay, Dr. Hershon, Ms. Kamsky, Mr. Mabus and Mr. Tunney were each granted 10,000 options to purchase shares of the Company's Common Stock. On April 24, 2001, Mr. Sharpe was granted 6,876 options, which represented a pro rata allocation for 2001, to purchase shares of the Company's Common Stock. Both the December 18, 2000 and April 24, 2001 grants are subject to stockholder approval of the Directors Plan.

Vote Required

     The approval of the Director Plan requires the affirmative vote of a majority of the shares of Common Stock entitled to vote, either in person or represented at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" the approval of the Foamex International Inc. 2001 Equity Incentive Plan for Non-Employee Directors.

                    APPROVAL OF THE FOAMEX INTERNATIONAL INC.
                        KEY EMPLOYEE INCENTIVE BONUS PLAN

     The Board of Directors of the Company (the "Board"), has adopted, and in this proposal is requesting stockholder approval of the material terms of the Foamex International Inc. Key Employee Incentive Bonus Plan (the "Bonus Plan").

Summary of the Bonus Plan

     The following description of the Bonus Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is filed with the Securities and Exchange Commission as Appendix E to this Proxy Statement.

Purpose

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1,000,000 paid in any year to their chief executive officer, or any of their other four most highly compensated executive officers ("Named Executive Officers"), unless such payments are "performance-based" in accordance with conditions specified under Section 162(m) of the Internal Revenue Code and the Treasury Regulations promulgated thereunder. One of those conditions requires the Company to obtain stockholder approval of the material terms of the performance goals set by a committee of outside directors.

     The purpose of the Bonus Plan is to establish a program of incentive compensation for Named Executive Officers and other key employees of the Company and its subsidiaries that is directly related to the performance results of the Company and such individuals. If the applicable performance goals are satisfied, this proposal would enable the Company to pay performance-based compensation to Named Executive Officers of the Company and to obtain tax deductions for such payments, without regard to the limitations of Section 162(m) of the Code.

Administration

     The Bonus Plan is administered by a committee (the "Committee") that is selected by the Board and is composed of two or more members of the Board, each of whom is required to be an "outside director" (within the meaning of Section 162(m) of the Code). The Board has designated the Compensation Committee of the Board to act as the Committee. The Committee has all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Bonus Plan, including authority to determine eligibility for participation, establish the maximum award which may be earned by each Participant (which may be expressed in terms of dollar amount, percentage of salary or any other measurement), establish goals for each Participant, calculate and determine each Participant's level of attainment of such goals, and calculate the Bonus Award for each Participant based upon such level of attainment. Except as otherwise specifically limited in the Bonus Plan, the Committee has full power and authority to construe, interpret, and administer the Bonus Plan.

Eligibility

     Any officer or other key employee of the Company and its subsidiaries selected by the Committee, in its sole discretion, shall be eligible to participate in the Bonus Plan. Neither the establishment of this Bonus Plan nor the grant of a Bonus Award pursuant to this Bonus Plan shall prevent the Company from establishing other compensation plans or arrangements or making awards to any participant pursuant to such other plans or arrangements.

Bonus Awards and Performance Goals

     The Bonus Plan provides that the Committee shall designate for each "Performance Period" (which is the period during which performance is measured to determine the level of attainment of an award) which Participants will be eligible for awards. The Performance Period is the fiscal year of the Company, which is currently the calendar year.

     The Committee will establish for each Performance Period a maximum award (and, if the Committee so determines, a target and/or threshold award) and goals relating to the Company, subsidiary, divisional, departmental and/or functional performance for each Participant (the "Performance Goals") and communicate such Performance Goals to each Participant prior to or during the applicable Performance Period. Participants will earn Bonus Awards based upon the level of attainment of the applicable Performance Goals during the applicable Performance Period, as and to the extent established by the Committee.

     The Performance Goals will be based on attainment of specific levels of performance of the Company (or of a subsidiary, division, department or function thereof) with reference to one or more of the following criteria: (i) market value; (ii) book value; (iii) earnings per share; (iv) market share; (v) operating profit; (vi) net income; (vii) cash flow; (viii) return on capital;
(ix) return on assets; (x) return on equity; (xi) margins; (xii) shareholder return; (xiii) sales or product volume growth; (xiv) productivity improvement;
(xv) costs or expenses; (xvi) net debt reduction; (xvii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (xviii) earnings before depreciation, amortization, interest and taxes ("EBDAIT"); (xix) unit volume; (xx) net sales; (xxi) balance sheet measurements; or (xxii) any other objective value-based performance measure.

     As soon as practicable following the end of the applicable Performance Period, the Committee will certify the attainment of the Performance Goals and will calculate the Bonus Award, if any, payable to each Participant. Bonus Awards will be paid in a lump sum cash payment, as soon as practicable following the determination of the amount thereof by the Committee. The Committee retains the right to reduce any Bonus Award, in its discretion. The maximum amount payable to a Participant who is a Named Executive Officer in respect of a Bonus Award which is intended to qualify for the performance-based exception to
Section 162(m) of the Code is $3,000,000.

Effective Date; Termination and Amendment

     If approved by the stockholders of the Company, the Bonus Plan will be effective January 1, 2001. If the Bonus Plan is not approved by the stockholders of the Company, the Bonus Plan and awards thereunder will be void and of no force or effect.

     The Committee may amend, suspend or terminate the Plan at any time, provided, however, that no amendment may be made without the approval of the Company's shareholders if the effect of such amendment would be to cause outstanding or pending 162(m) Bonus Awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code.

New Plan Benefits

     Because amounts payable under the Bonus Plan are based on satisfaction of certain Performance Goals in each applicable Performance Period, it cannot be determined at this time what amounts, if any will be received by any Participants with respect to the 2001 fiscal year under the Bonus Plan.

Vote Required

     The approval of the Bonus Plan requires the affirmative vote of a majority of the shares of Common Stock entitled to vote, either in person or represented at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" the approval of the Foamex International Inc. Key Employee Incentive Bonus Plan.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP as the independent accountants of the Company for 2001. PricewaterhouseCoopers LLP will examine the financial statements of the Company for the year 2001. This firm has examined the accounts of the Company since its inception in 1993 and for Foamex L.P. and its subsidiaries since fiscal year 1992. If the stockholders do not ratify this appointment, the Board will consider other independent accountants. One or more members of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to questions.

Vote Required

     The ratification of the independent accountants requires the affirmative vote of a majority of the shares of Common Stock entitled to vote, either in person or represented at the Annual Meeting.

The Board of Directors recommends a vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.

                          SHARE INVESTMENT PERFORMANCE

     The following graph compares the cumulative total stockholder returns on the Common Stock based on an investment of $100 on December 31, 1995, after the close of the market on (i) December 31, 1996; (ii) December 31, 1997; (iii) December 31, 1998; (iv) December 31, 1999; and (v) December 31, 2000, against the Standard & Poor's Index ("S&P 500") and an industry peer group consisting of the following companies: Armstrong World Industries, Inc., Leggett & Platt, Inc., Sealed Air Corporation and Shaw Industries, Inc.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG FOAMEX INTERNATIONAL INC., THE S&P 500 INDEX
                                AND A PEER GROUP

                              (Line graph omitted)

                                                     Weighted Cumulative Total Return
                                 ----------------------------------------------------------------------
                                   12/95        12/96      12/97         12/98       12/99      12/00
                                                                (Dollars)
FOAMEX INTERNATIONAL INC.          100.00       223.73     147.46        168.47      113.17      73.17
PEER GROUP                         100.00       119.79     143.57        156.46      132.32      99.82
S & P 500                          100.00       122.96     163.98        210.84      255.22     231.98

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED DECEMBER 31.

       FILINGS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes of ownership with the SEC and the NASDAQ National Market System, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater than 10% beneficial owners, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with, except for the late filings of Form 4's filed on behalf of Mr. Televantos, Mr. Drap and Mr. Johnson.

                         STOCKHOLDER PROPOSALS FOR 2002

     Any proposals intended to be presented to stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company for inclusion in the Proxy Statement for such Annual Meeting by January 31, 2002. Such proposals must also meet other requirements of the rules of the SEC relating to stockholders' proposals and the requirements set forth in the Company's By-Laws.

     Pursuant to the By-Laws, stockholders proposing business to be brought before the Annual Meeting must deliver written notice thereof to the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the annual meeting. The stockholder's notice must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the stockholder making the proposal, and any material interest of the stockholder in the business. The stockholder is also required to furnish a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business.

                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the Annual Meeting any business other than the election of directors and the proposals described herein, and the Board of Directors was not aware, a reasonable time before this solicitation of proxies, of any other matters which might properly be presented for action at the meeting. If any other business should come before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

     Proxies in the form enclosed are solicited by or on behalf of the Board of Directors. The cost of this solicitation will be borne by the Company. In addition to the solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodian, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials, which are not expected to exceed $5,000. The Company has agreed to engage Mellon Investor Services LLC for $7,000 plus expenses, to assist in soliciting proxies.

     It is important the proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the enclosed proxy card in the accompanying stamped and addressed envelope.

                                         By Order of the Board of Directors



                                         /s/ Norma B. Carter
                                         -----------------------
                                         Norma B. Carter
                                         May 31, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements for the three years ended December 31, 2000. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent accountants the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Finally, the Audit Committee has considered whether the independent accountants provision of non-audit services (see Appendix B) to the Company is compatible with the auditor's independence.

     Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements for the three years ended December 31, 2000 be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

       Members of the Audit Committee

               Raymond E. Mabus, Chairman
               Etienne Davignon
               Robert J. Hay
               John V. Tunney

                                   APPENDIX B

                     INDEPENDENT ACCOUNTANTS FEE DISCLOSURE

                                                                                           Year Ended
Professional Services Provided                                                          December 31, 2000
                                                                                        -----------------
Consolidated Audit Fees                                                                     $1,217,000
All Other Fees                                                                                 352,000
Financial Information Systems Design and Implementation Fees                                         -
                                                                                            ----------
  Total                                                                                     $1,569,000
                                                                                            ==========

                                   APPENDIX C

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                            FOAMEX INTERNATIONAL INC.


Article 1. Purpose. The primary purpose of the Audit Committee (the "Committee") is to provide non-management Board level oversight of Foamex International Inc.'s (the Company) accounting functions and internal controls and to review the objectivity and accuracy of the Company's financial statements.

Article 2. Functions.  The Committee shall perform the following functions:

A.   CONTINUOUS ACTIVITIES-GENERAL

1. Provide an open avenue of communication between the independent auditor, Internal Audit, and the Board of Directors.

2. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will also review with Management the accuracy and objectivity of quarterly and annual financial statements prior to their filing or release.

3. Confirm and assure the independence of the independent auditor and the objectivity of the internal auditor.

4. Review with the independent auditor and the Director of Internal Audit the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5. Inquire of management, the independent auditor, and the Director of Internal Audit about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6. Consider and review with the independent auditor and the Director of Internal Audit:

     o The adequacy of the Company's internal controls including computerized information system controls and security.

     o Related findings and recommendations of the independent auditor and Internal Audit together with management's responses.

7. Consider and review with management, the Director of Internal Audit and the independent auditor:

     o Significant findings during the year, including the status of previous audit recommendations.

     o Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

     o    Any changes required in the planned scope of the Internal Audit plan.

     o    The Internal Audit Department Charter.

8. Meet periodically with the independent auditor, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors and Internal Audit received during the course of the audit.

9. Instruct the independent auditor that the Board of Directors is the auditor's client.

B.   CONTINUOUS ACTIVITIES-RE: REPORTING SPECIFIC POLICIES

1. Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and the sufficiency of financial disclosures used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

4. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5. Determine, as regards to new transactions or events, the auditor's view of the appropriateness of the accounting principles and disclosure practices adopted by management.

6.   Assure  that the  auditor's  reasoning  is  described  in  determining  the
     appropriateness   of  changes  in  accounting   principles  and  disclosure
     practices.

C.   SCHEDULED ACTIVITIES

1. Recommend the selection of the independent auditor for approval by the Board of Directors and approve the compensation of the independent auditor.

2. Consider, in consultation with the independent auditor and the Director of Internal Audit, the audit scope and plan of the independent auditor and the internal auditors.

3. Review with management and the independent auditor the results of annual audits and related comments in consultation with other Board committees as deemed appropriate including:

     o The independent auditor's audit of the Company's annual financial statements, accompanying footnotes and its report thereon.

     o Any significant changes required in the independent auditor's audit plans.

     o Any difficulties or disputes with management encountered during the course of the audit.

     o Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

4. Review annually with the Company the results of the monitoring of compliance with the Company's code of conduct.

5. Review at least once per year, all agreements between the Company (including all of its subsidiaries and affiliates) and all related parties (including all of their subsidiaries and affiliates) to assure that all such agreements are fair to the Company and its shareholders. In addition, the audit committee must review prior to execution any proposed related party agreement that requires payments or other transactions by or to the Company (including all of its subsidiaries and affiliates) in excess of $250,000.

6.   Assure  that  the   auditor's   reasoning  is  described  in  accepting  or
     questioning significant estimates by management.

7.   Review and update the Committee's Charter annually.

D.   "WHEN NECESSARY" ACTIVITIES

1. Review yearly with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements.

2. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

Article 3. Composition. The Committee shall consist of that number of members of the Board of Directors, though not less than three, as may be determined by the Board of Directors from time to time, the majority of whom shall be non-employee directors.

Article 4. Reports. The Committee will report to the Board from time to time, though not less often than semi-annually, as to its activities and its actions. The Committee shall keep regular minutes of its meetings and will report the same to the full Board for its review if requested.

Article 5. Other Authority. The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties.

                                   APPENDIX D

                            FOAMEX INTERNATIONAL INC.
              2001 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

     1. Purpose. The purposes of the Plan are (1) to promote the growth and long-term success of Foamex International Inc., a Delaware corporation (the "Company"), by offering Non-Employee Directors the ability to acquire Common Stock of the Company, (2) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company, and (3) to more closely align the interests of Non-Employee Directors with the interests of the Company's stockholders by paying certain amounts of compensation for services as a Director in the form of shares of Common Stock. This Plan supersedes the Foamex International Inc. Non-Employee Director Plan.

     2. Definitions. In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they have the meanings specified below, unless the context clearly indicates otherwise.

     "Award" means an award of an Option, Restricted Stock or Common Stock Grant under this Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company, and any security into which such Common Stock may be converted or for which such Common Stock may be exchanged by reason of any transaction or event of the type described in Section 6 of this Plan.

     "Common Stock Grant" means Common Stock, other than Restricted Stock, awarded pursuant to Section 5 of this Plan.

     "Company" has the meaning set forth in Section 1, and includes its successors.

     "Date of Award" means the date specified by the Board on which an Award becomes effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

     "Employee" means any employee of the Company or of any corporation which is then a Subsidiary.

     "Fair Market Value" means either (i) the closing price of the Common Stock as reported on the New York Stock Exchange composite tape or, if the Common Stock is not traded on such exchange, as reported on any other national securities exchange on which the Common Stock may be traded; or (ii) in the event there shall be no public market for the shares of Common Stock on such date, the fair market value of the shares of Common Stock as determined in good faith by the Board.

     "Non-Employee Director" means a member of the Board who is not an Employee.

     "Optionee" means a Non-Employee Director to whom an Option is awarded under this Plan.

     "Option Price" means the purchase price payable upon the exercise of an Option.

     "Option" means the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.

     "Participant" means a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who is selected by the Board to receive Awards under this Plan.

     "Performance Objectives" means the performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Awards.

     "Plan" means the Foamex International Inc. 2001 Equity Incentive Plan for Non-Employee Directors as set forth herein, as the same may be amended or restated from time to time.

     "Restricted Stock" means Common Stock awarded pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.

     "Restricted Stockholder" means a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.

     "Restricted Stock Agreement" means the agreement the Company and the Participant who has been awarded a Restricted Stock pursuant to Section 5 which defines the rights and obligations of the parties required by Section 5(f).

     "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor rule.

     "Stock Grant Agreement" means the agreement the Company and the Participant who has been awarded a Common Stock Grant pursuant to Section 5 which defines the rights and obligations of the parties required by Section 5(f).

     "Stock Option Agreement" means the agreement the Company and the Participant who has been awarded an Option pursuant to Section 4 which defines the rights and obligations of the parties required by Section 4(g).

     "Subsidiary" means any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity (each, an "Entity") in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other Entities in such chain.

     "Termination of Directorship" means the time when a Participant ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected or reelected, death or retirement.

     3. Shares  Available  under the Plan.  Subject to adjustment as provided in
Section 7 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 1,500,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an Option lapses or terminates before such Option is exercised or shares of Restricted Stock or Common Stock Grants are forfeited, for any reason, the shares covered thereby may again be made subject to Awards under this Plan.

     4. Options. The Board may from time to time authorize Awards to Participants of Options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

     (a) Each Award shall specify the number of shares of Common Stock to which the Option pertains.

     (b) Each Award of an Option shall specify an Option Price per share of Common Stock, which shall be set by the Board but shall not be less than the Fair Market Value of a share of Common Stock on the Date of Award.

     (c) No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Company accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Common Stock equal to the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Board may determine necessary in order to avoid an accounting earnings charge in respect of the Option or, in the discretion of the Board, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) if there shall be a public market for the Common Stock, by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Common Stock subject to the Option, sufficient to pay the Option Price or (iii) to the extent permitted in a Stock Option Agreement, by a promissory note and agreement of a Participant providing for the payment with interest on the unpaid balance accruing at a rate not less than needed to avoid the imputation of income under Section 7872 of the Code and upon such terms and conditions (including the posting of security, if any, in connection therewith) as the Board may determine, or by a combination of the foregoing provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

     (d) Successive Awards may be made to the same Participant regardless of whether an Option that was previously awarded to the Participant remains unexercised.

     (e) Each Award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary or Performance Objectives that must be achieved before the Option shall become exercisable, and any Award may provide for the earlier exercise of an Option in the event of certain transactions or events, including, but not limited to, a change in control of the Company.

     (f) The term of an Option shall be set by the Board; provided, however, that no Option awarded pursuant to this Plan may have a term of more than 10 years from the Date of Award.

     (g) Each Award of an Option shall be evidenced by a written Stock Option Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

     5. Common Stock Grants and Restricted Stock. The Board may also authorize Awards to Participants of Common Stock Grants and Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

     (a) A Common Stock Grant consists of the transfer by the Company to a Participant of shares of Common Stock in consideration of and as compensation for services performed for the Company. Each Award of Common Stock Grants and Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to, in the case of Awards of Restricted Stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each Award of Restricted Stock shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and may provide for the termination of such risk of forfeiture upon the achievement of certain Performance Objectives, in the event of a change in control of the Company, or upon any other transaction or event.

     (c) Each Award of Restricted Stock shall provide during the period for which such substantial risk of forfeiture is to continue, and any Award of Common Stock Grants may provide, that the transferability of the shares of Common Stock subject to such Awards shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

     (d) Any Award of a Common Stock Grant or Restricted Stock may be made in consideration of payment by the Participant of an amount that is less than the Fair Market Value per share of Common Stock on the Date of Award, but in no event shall the value of the consideration provided with respect to any such Award be less than the par value of a share of Common Stock.

     (e) Any Award of Restricted Stock may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

     (f) Each Award of a Common Stock Grant and Restricted Stock shall be evidenced by a Stock Grant Agreement or Restricted Stock Agreement (as the case may be), which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, Restricted Stock will be held in book-entry form by the Company as custodian for the Participant. Any certificates representing shares of Restricted Stock, together with a stock power endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.

     6. Transferability.

     (a) Except as may be otherwise determined by the Board, (i) Awards granted under this Plan shall be issued only to a Participant, (ii) an Award of an Option or Restricted Stock may be transferred by a Participant only by will or the laws of descent and distribution, and (iii) an Option may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative.

     (b) Any Award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of an Option, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.

     7.  Adjustments.  The Board may make or provide for such adjustments in the
(a) number of shares of Common Stock covered by outstanding Awards, (b) the prices per share applicable to Options, and (c) the kind of shares (including, without limitation, shares of another issuer) covered by outstanding Awards, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards granted under this Plan such alternative consideration (including a cash payment) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Board may also make or provide for such adjustments in the numbers and kind of shares specified in
Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 7.

     8. Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as the Board may deem appropriate under this Plan.

     9. Withholding Taxes. To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that that Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit.

     10. Certain Terminations of Directorships.

     (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Termination of Directorship by reason of death or disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable or any Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

     (b) If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Award outstanding under this Plan, but such Director shall no longer be eligible to receive any further Awards under this Plan.

     11. Administration.

     (a) Administration by the Board, Delegation. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee.

     (b) Administrative Powers. The Board shall have the power to interpret this Plan, the terms and conditions of each Award made pursuant to this Plan, the agreements pursuant to which Awards are made and issued, and to adopt such rules for the administration, interpretation and application of this Plan and such agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under this Plan need not be the same with respect to each grantee.

     (c) Professional Assistance, Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be paid by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board shall be personally liable for this action, determination or interpretation made in good faith with respect to this Plan, or any Option, Common Stock Grant or Restricted Stock, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     12. Amendment, Suspension, Termination and Other Matters.

     (a) This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 7 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange on which the Common Stock may be listed for trading or authorized for quotation. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides.

     (b) The Board may make under this Plan any Award or combination of Awards authorized under this Plan in exchange for the cancellation of an award that was not made under this Plan.

     (c) The making of one or more Awards to a Non-Employee Director under this Plan shall not preclude the making of awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.

     13. Termination of the Plan. No further Awards shall be made under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Company.

     14. Governing law. The Plan shall be governed by, and construed in accordance with, the laws of the state of Delaware.

     15. Effective Date. The effective date of this Plan shall be December 18, 2000; provided, however, that this Plan and all Awards granted pursuant hereto shall be void and of no further force and effect unless this Plan shall have been approved by the stockholders of the Company.

                                   APPENDIX E

                            FOAMEX INTERNATIONAL INC.
                        KEY EMPLOYEE INCENTIVE BONUS PLAN

I.   Purpose

     The purpose of the Plan is to establish a program of incentive compensation for designated officers and/or key employees of Company and its subsidiaries and divisions that is directly related to the performance results of the Company and such employees. The Plan provides annual incentives, contingent upon continued employment and meeting certain corporate goals, to certain key employees who make substantial contributions to the Company.

II.  Definitions

     "Board" means the Board of Directors of the Company.

     "Bonus Award" means the award, as determined by the Committee, to be granted to a Participant based on that Participant's level of attainment of his or her goals established in accordance with Articles IV and V.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means either (i) the Board or (ii) a committee selected by the Board to administer the Plan and composed of not less than two directors, each of whom is an "outside director" (within the meaning of Section 162(m) of the Code). If at any time such a Committee has not been so designated, the Compensation Committee of the Board shall constitute the Committee or if there shall be no Compensation Committee of the Board, the Board shall constitute the Committee.

     "Company" means Foamex International Inc. and each of its subsidiaries.

     "Designated Beneficiary" means the beneficiary or beneficiaries designated in accordance with Article XIII hereof to receive the amount, if any, payable under the Plan upon the Participant's death.

     "162(m) Bonus Award" means a Bonus Award which is intended to qualify for the performance-based compensation exception to Section 162(m) of the Code, as further described in Article VII.

     "Participant" means any officer or key employee designated by the Committee to participate in the Plan.

     "Performance Criteria" means objective performance criteria established by the Committee with respect to 162(m) Bonus Awards. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to Company-wide objectives or of the subsidiary, division, department or function with the Company or subsidiary in which the Participant is employed: (i) market value; (ii) book value; (iii) earnings per share; (iv) market share; (v) operating profit; (vi) net income; (vii) cash flow; (viii) return on capital; (ix) return on assets; (x) return on equity; (xi) margins;
(xii)shareholder return; (xiii) sales or product volume growth; (xiv) productivity improvement; (xv) costs or expenses; (xvi) net debt reduction;
(xvii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (xviii) earnings before depreciation, amortization, interest and taxes ("EBDAIT"); (xix) unit volume; (xx) net sales; (xxi) balance sheet measurements; or (xxii) any other objective value-based performance measure.

     Each grant of a 162(m) Bonus Award shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Criteria.

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a 162(m) Bonus Award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time performance goals are established as to a 162(m) Bonus Award, the Committee is authorized to determine the manner in which the Performance Criteria related thereto will be calculated or measured to take into account certain factors over which the Participant has no control or limited control including changes in industry margins, general economic conditions, interest rate movements and changes in accounting principles.

         "Performance Period" means the period during which performance is measured to determine the level of attainment of a Bonus Award, which shall be the fiscal year of the Company.

     "Plan" means the Foamex  International  Inc. Key Employee  Incentive  Bonus
Plan.

III. Eligibility

     Participants in the Plan shall be selected by the Committee for each Performance Period from those officers and key employees of the Company and its subsidiaries whose efforts contribute materially to the success of the Company. No employee shall be a Participant unless he or she is selected by the Committee, in its sole discretion. No employee shall at any time have the right to be selected as a Participant nor, having been selected as a Participant for one Performance Period, to be selected as a Participant in any other Performance Period.

IV.  Administration

     The Committee, in its sole discretion, will determine eligibility for participation, establish the maximum award which may be earned by each Participant (which may be expressed in terms of dollar amount, percentage of salary or any other measurement), establish goals for each Participant (which may be objective or subjective, and based on individual, Company, subsidiary and/or division performance), calculate and determine each Participant's level of attainment of such goals, and calculate the Bonus Award for each Participant based upon such level of attainment.

     Except as otherwise herein expressly provided, full power and authority to construe, interpret, and administer the Plan shall be vested in the Committee, including the power to amend or terminate the Plan as further described in
Article XV. The Committee may at any time adopt such rules, regulations, policies, or practices as, in its sole discretion, it shall determine to be necessary or appropriate for the administration of, or the performance of its respective responsibilities under, the Plan. The Committee may at any time amend, modify, suspend, or terminate such rules, regulations, policies, or practices.

V.   Bonus Awards

     The Committee, based upon information to be supplied by management of the Company and, where determined as necessary by the Board, the ratification of the Board, will establish for each Performance Period a maximum award (and, if the Committee deems appropriate, a threshold and target award) and goals relating to Company, subsidiary, divisional, departmental and/or functional performance for each Participant and communicate such award levels and goals to each Participant prior to or during the Performance Period for which such award may be made. Bonus Awards will be earned by each Participant based upon the level of attainment of his or her goals during the applicable Performance Period; provided that the Committee may reduce the amount of any Bonus Award in its sole and absolute discretion. As soon as practicable after the end of the applicable Performance Period, the Committee shall determine the level of attainment of the goals for each Participant and the Bonus Award to be made to each Participant.

VI.  Payment of Bonus Awards

     Bonus Awards earned during any Performance Period shall be paid as soon as practicable following the end of such Performance Period and the determination of the amount thereof shall be made by the Committee. Payment of Bonus Awards shall be made in the form of cash. Bonus Award amounts earned but not yet paid will not accrue interest.

VII. 162(m) Bonus Awards

     Unless determined otherwise by the Committee, each Bonus Award awarded under the Plan shall be a 162(m) Bonus Award and will be subject to the following requirements, notwithstanding any other provision of the Plan to the contrary:

     1. No 162(m) Bonus Award may be paid unless and until the shareholders of the Company have approved the Plan in a manner which complies with the shareholder approval requirements of Section 162(m) of the Code.

     2. A 162(m) Bonus Award may be made only by a Committee which is comprised solely of not less than two directors, each of whom is an "outside director" (within the meaning of Section 162(m) of the Code).

     3. The performance goals to which a 162(m) Bonus Award is subject must be based solely on Performance Criteria. Such performance goals, and the maximum, target and/or threshold (as applicable) Bonus Amount payable upon attainment thereof, must be established by the Committee within the time limits required in order for the 162(m) Bonus Award to qualify for the performance-based compensation exception to Section 162(m) of the Code.

     4. No 162(m) Bonus Award may be paid until the Committee has certified the level of attainment of the applicable Performance Criteria.

     5. The maximum amount of a 162(m) Bonus Award is $3,000,000 to a single Participant.

VIII. Reorganization or Discontinuance

     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

     If the  business  conducted  by the  Company  shall  be  discontinued,  any
previously   earned  and  unpaid  Bonus  Awards  under  the  Plan  shall  become immediately payable to the Participants then entitled thereto.

IX.  Non-Alienation of Benefits

     A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

X.   No Claim or Right to Plan Participation

     No employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company.

XI.  Taxes

     The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

XII. Designation and Change of Beneficiary

     Each Participant may indicate upon notice to him or her by the Committee of his or her right to receive a Bonus Award a designation of one or more persons as the Designated Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Committee. A Participant may, from time to time, revoke or change his or her Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

XIII. Payments to Persons Other Than the Participant

     If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of incapacity, illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

XIV. No Liability of Committee Members

     No member of the Committee shall be personally liable by reason of any contract or other instrument related to the Plan executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

XV.  Termination or Amendment of the Bonus Plan

     The Committee may amend, suspend or terminate the Plan at any time, provided, however, that no amendment may be made without the approval of the Company's shareholders if the effect of such amendment would be to cause outstanding or pending 162(m) Bonus Awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code.

XVI. Unfunded Plan

     Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, Designated Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

XVII. Governing Law

     The terms of the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

XVIII. Other Compensation

     Neither the establishment of this Plan nor the grant of a Bonus Award pursuant to this Plan shall prevent the Company from establishing other compensation plans or arrangements or making awards to any Participant pursuant to such other plans or arrangements.

XIX. Effective Date

     The effective date of the Plan is January 1, 2001.

--------------------------------------------------------------------------------
                                                            Please mark      |X|
                                                            your votes as
                                                            indicated in
                                                            this example

1. To elect nine directors to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

              FOR all nominees listed                  WITHHOLD authority
               (except as marked to                to vote for all nominees
                   the contrary)                             listed

                        |_|                                    |_|

MARSHALL S. COGAN, ETIENNE DAVIGNON,  ROBERT J. HAY, STUART J. HERSHON, VIRGINIA
A. KAMSKY, RAYMOND E. MABUS, STEVEN B. SHARPE, JOHN TELEVANTOS, JOHN V. TUNNEY

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

                                                         FOR   AGAINST   ABSTAIN

2.    To approve the Foamex International Inc.           |_|     |_|       |_|
      2001 Equity Incentive Plan for Non-Employee
      Directors.

3.    To approve the Foamex International Inc.           |_|     |_|       |_|
      Key Employee Incentive Bonus Plan.

4.    To ratify the selection of PricewaterhouseCoopers  |_|     |_|       |_|
      LLP as the Company's independent accountants for the year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                   Mark here if you plan to attend the meeting             |_|

           _____________________________________________________________________

           _____________________________________________________________________
                           Signature of Stockholder(s)
           _____________________________________________________________________
           Date

           Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------

                            FOAMEX INTERNATIONAL INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes all prior proxies and appoints Robert J. Hay, John Televantos and Norma B. Carter, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Foamex International Inc. Common Stock which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders to be held on Friday, June 29, 2001, at 10:00 a.m., at the Company's corporate headquarters, 1000 Columbia Ave., Linwood, Pennsylvania 19061, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically the following:

     The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1, 2, 3 and 4.

                           (Continued on reverse side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                                                            Please mark      |X|
                                                            your votes as
                                                            indicated in
                                                            this example

1. To elect nine directors to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

              FOR all nominees listed                  WITHHOLD authority
               (except as marked to                to vote for all nominees
                   the contrary)                             listed

                        |_|                                    |_|

MARSHALL S. COGAN, ETIENNE DAVIGNON,  ROBERT J. HAY, STUART J. HERSHON, VIRGINIA
A. KAMSKY, RAYMOND E. MABUS, STEVEN B. SHARPE, JOHN TELEVANTOS, JOHN V. TUNNEY

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

                                                           FOR  AGAINST  ABSTAIN

2.    To approve the Foamex International Inc. 2001        |_|     |_|     |_|
      Equity Incentive Plan for Non-Employee Directors.

3.    To approve the Foamex International Inc. Key         |_|     |_|     |_|
      Employee Incentive Bonus Plan.

4.    To ratify the selection of PricewaterhouseCoopers    |_|     |_|     |_|
      LLP as the Company's independent accountants for the year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  Mark here if you plan to attend the meeting              |_|

           _____________________________________________________________________

           _____________________________________________________________________
                           Signature of Stockholder(s)
           _____________________________________________________________________
           Date

          Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                            FOAMEX INTERNATIONAL INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes and directs Fidelity Management Trust Company as trustee (the "Trustee") of the Foamex L.P. Savings Plan to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of Foamex International Inc. (the "Company") to be held at the Company's corporate headquarters, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, on Friday, June 29, 2001, at 10:00 a.m., local time, and at any adjournment thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated May 31, 2001.

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